COVENANT AGREEMENT

THIS COVENANT AGREEMENT (this “Agreement”), is entered into as of this 18th day of January 2013, by and among Colombia Energy Resources, Inc., a Delaware corporation (“Colombia”), Colombia CPF LLC, a Delaware limited liability company (“CPF”), Energia Andina Santander Resources Coӧperative U.A., a cooperative formed under the laws of the Netherlands (“Energia”), Energia Andina Resources España, S.L., a Company Limited, incorporated under Spanish law (the “Spanish Company”), Colombia Clean Power SAS, a company incorporated under the laws of Colombia (“CCP” and, together with Colombia, CPF, Energia and the Spanish Company, the “CERX Companies”), Steelhead Navigator Master, L.P., a Cayman Islands limited partnership (“Navigator”) and Odyssey Reinsurance Company (“Odyssey” and, together with Navigator, the “Majority Holders”).

RECITALS:

WHEREAS, as of the date hereof, Colombia and CPF, own 99% and 1%, respectively, of the outstanding membership interest of Energia;

WHEREAS, as of the date hereof, Energia owns 100% of the Spanish Company;

WHEREAS, as of the date hereof, the Spanish Company owns 100% of CCP;

WHEREAS, as of the date hereof CCP owns all licenses, mining titles, permits, mining equipment, land and other assets utilized in connection with the business of the CERX Companies;

WHEREAS, Colombia intends to issue from time to time up to $500,000 aggregate principal amount of its 15% secured promissory notes due January 18, 2014 (the “Notes”) and to amend the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the “Certificate of Designations”) effective January 18, 2013;

WHEREAS, the Majority Holders, as the primary purchasers of the Notes and the majority holders of the Series A Preferred, have required, as a condition to purchasing the Notes and consenting to the amendment of the Certificate of Designations, among others, that the CERX Companies enter into this Agreement;

WHEREAS, each of the CERX Companies will benefit from the sale of the Notes and the amendment of the Certificate of Designations, and has agreed to execute and deliver this Agreement in connection therewith; and

WHEREAS, CCP is the beneficial owner of mining titles EAU-131, ECB-121, FCF-142, GG7-111, GG7-11522X, FI6-142, 010-91, FI7,081 (the “Mining Titles”) which are further described in Exhibit B, the other assets described in Exhibit C and the land described in Exhibit D (collectively, the “Assets”).

NOW, THEREFORE, for and in consideration of the foregoing and of any other financial accommodations or extensions of monies heretofore, now or hereafter made to or for the benefit of the CERX Companies and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Covenants.

(a)  For so long as either Navigator or Odyssey holds shares of Series A Preferred and/or Notes, none of the CERX Companies shall, without the prior affirmative consent of the Majority Holders, in writing, do any of the following:

(i)          issue common stock (or other voting or ownership interests), warrants or rights to purchase common stock (or other voting or ownership interests) or securities convertible into common stock (or other voting or ownership interests) to any third party other than its current parent company, as applicable;

(ii)         incur indebtedness (other than the Notes, in the case of Colombia) of any kind other than accrued expenses or trade payables in the ordinary course consistent with past practice; or grant a security interest, pledge or similar encumbrance, other than in connection with ordinary course equipment financings consistent with past practice, on any of its assets (other than the pledges, mortgages or related liens granted to Collateral Agent (as defined below) for the benefit of the holders of the Notes);

(iii)        amend its articles of incorporation, by-laws or other governing documents in any manner;

(iv)        liquidate or dissolve;

(v)         enter into any transaction with an affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended, for purposes of this Agreement) of the CERX Company;

(vi)        enter into any line of business other than a business substantially similar or related to the existing business of the CERX Company;

(vii)       dispose of any assets (including without limitation equity interests in another entity), including the Assets (which include, without limitation, the Mining Titles, the production derived from the Mining Titles, and any other assets related to mining activities) in the case of CCP, outside the ordinary course of business consistent with past practice, in one or more related transactions;

(viii)      pay any dividends, repurchase any shares or other interests or make any other payments that would constitute customary “restricted payments” under a bank credit agreement or bond indenture, other than dividend payments on the Series A Preferred Stock;

(ix)        acquire assets with a total value in excess of $1 million, in one or more related transactions; or

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(x)          effect any transaction resulting in a “change of control.” “Change of control” means the disposition by sale or otherwise of all or substantially all of the CERX Company’s assets, or the acquisition of the CERX Company by means of any transaction or series of related transactions, including, without limitation, any reorganization, merger or consolidation, if, following such transaction, the holders of the outstanding voting power of the CERX Company prior to the transaction cease to hold, directly or indirectly, a majority of the outstanding voting power of the surviving entity.

(b)          The proceeds of the Notes will be used exclusively to fund items as described in the Use of Proceeds attached hereto as Exhibit A. Any exception requires the prior written consent of the Majority Holders.

(c)          CCP currently owns, and will continue to own for so long as this Agreement remains in force, all licenses, mining titles, permits, mining equipment and other Assets utilized in connection with the business of the CERX Companies.

(d)          With the execution of this Agreement and in order to secure the payment in full of the principal and interest due on the Notes, CCP pledges or will cause to pledge and will assign or cause to be assigned, to the Collateral Agent (as defined below) or other agent appointed by the Majority Holders, for the benefit of the Majority Holders: (i) a security interest in the Mining Titles and the production derived from the Mining Titles as listed in Exhibit B, (ii) a security interest over the assets related to mining activities as listed in Exhibit C (the “Other Assets”), in each case in accordance with the applicable mining rules and regulations of the Republic of Colombia, including but not limited to Section 22 and 23 of Law 685 of 2001 and (iii) a mortgage over the land as listed in Exhibit D (the “Land”), in accordance with applicable laws. The security interests on the Mining Titles, Other Assets and the mortgage over the Land will remain in place until repayment in full of the principal and interests under the Notes, provided, however, that in the event that the CERX Companies execute an agreement for the sale or any other transaction involving any of the CERX Companies, the Mining Titles, the Other Assets and/or the Land, which (i) generates cash or other instruments sufficient for the full repayment of any outstanding principal and interests under the Notes, and such cash is exclusively directed for such repayment; and (ii) has been approved in writing by, and to the satisfaction of, the Majority Holders (an “Approved Disposition”), any such security interest shall be released for the purposes of completing the Approved Disposition.

2.           Representations and Warranties. Each CERX Company represents and warrants as follows:

(a)          The CERX Company is the sole, direct, legal and beneficial owner of its assets, free and clear of all liens, claims, pledges, security interests and other encumbrances (collectively, “Liens”) of any kind whatsoever (other than those in favor of the Law Office of Ronald N. Vance & Associates, P.C., as collateral agent (the “Collateral Agent”) for the Notes pursuant to: (i) the Pledge and Collateral Agency Agreement, dated January 18, 2013, among Colombia, CPF and the Collateral Agent, (ii) the Deed of Pledge, dated as of January 18, 2013, among Colombia, CPF, Energia Andina Santander Resources Coöperatieve U.A. and Collateral Agent, (iii) the Pledge Agreement relating to the Mining Titles, dated January 18, 2013, between CCP and the Collateral Agent, (iv) the Pledge Agreement Over the Assets of Colombia Clean Power S.A.S., dated January 18, 2013, between CCP and the Collateral Agent and (v) the Mortgage Agreement, dated January 18, 2013, between CCP and the Collateral Agent, each as may be amended and supplemented from time to time (the “Pledge Agreements”)) and no security agreement, financing statement or other public notice with respect to all or any part of its assets is on file or of record in any public office (other than in favor of the Collateral Agent in connection with the Pledge Agreements);

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(b)          Each CERX Company has the full power and authority to enter into this Agreement and to perform its obligations hereunder;

(c)          The execution and delivery by the CERX Company of this Agreement, and the performance by the CERX Company of its obligations hereunder, will not: (i) violate the provisions of any material law applicable to the CERX Company; (ii) result in a breach of or constitute a default under any material agreement, instrument, order or decree to which the CERX Company is a party or by which its assets or property is bound; or (iii) result in or create any Lien under any agreement, instrument, order or decree binding upon the CERX Company or any of its properties (other than the Lien created in favor of the Collateral Agent by the Pledge Agreements);

(d)          There are no restrictions, other than those contemplated in the Pledge Agreements, upon any of the rights associated with, or the transfer of, any of its assets;

(e)          Each CERX Company has the right to otherwise transfer all or any part of its assets free of any Lien (other than those contemplated by the Pledge Agreements);

(f)          This Agreement constitutes the legal, valid and binding obligation of each CERX Company enforceable against each CERX Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

(g)          No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the execution, delivery or performance of this Agreement by the CERX Company;

(h)          There is no action, suit, investigation or proceeding by or before any governmental authority or arbitral tribunal now pending or, to the best knowledge of the CERX Company, threatened against the CERX Company (i) which questions the validity or legality of or seeks damages in connection with this Agreement or (ii) which could result in a material adverse effect on the CERX Company’s ability to perform its obligations under this Agreement;

(i)          CCP is the beneficial owner of one hundred percent (100%) interest in the Mining Titles, the Other Assets and the Land; that, the Mining Titles, the Other Assets and the Land are in good standing, and free and clear of all encumbrances, liens or rights of third parties (other than those contemplated by the Pledge Agreements). CCP has filed with the Colombian Mining Authority the notice of assignment and the assignment agreement for purposes of transferring the Mining Titles to CCP and there are no legal grounds for the non-approval of such assignment to CCP;

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(j)          All of the Mining Titles have been validly and properly granted, located, staked, tagged, issued and recorded in accordance with applicable laws and regulations. All of the Mining Titles are in good standing and in compliance with all applicable obligations, including but not limiting to surface taxes (cánones), reports, guarantees, environmental permits and obligations.

(k)          CCP owns and is legally entitled to use the Other Assets and the Land as necessary for the conduct of its operations and business as presently conducted and as presently proposed to be conducted. The Other Assets, the Land and the Mining Titles are free from defects, liens, encumbrances or rights of third parties and are in good working condition (except for those assets currently subject to minor repair in the normal course of maintenance), and all have been maintained by CCP in accordance with sound and prudent maintenance practices.

3.           Term. This Agreement shall remain in full force and effect so long as either Navigator or Odyssey (or one or more affiliates of either Navigator or Odyssey) holds shares of Series A Preferred and/or Notes, and shall terminate upon Navigator, Odyssey (or their respective affiliates) ceasing to hold any shares of Series A Preferred or any Notes.

4.           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the CERX Companies and the Majority Holders, and their respective successors and permitted assigns. The CERX Companies’ successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for the CERX Companies.

5.           Notices. Any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered (i) five (5) business days after deposit in the mails, with proper postage prepaid, (ii) when properly transmitted if sent by facsimile with receipt confirmed, (iii) one (1) business day after being deposited with a reputable overnight courier with all charges prepaid, or (iv) when delivered, if hand-delivered, by messenger, all of which shall be properly addressed to the party to be notified and shall be addressed:

(a)          in the case of the CERX Companies:

c/o Colombia Energy Resources, Inc.

One Embarcadero Center, Suite 500

San Francisco, CA 94111

Attention: Edward P. Mooney

Tel: (415) 460-1165

Fax: (415) 532-1357

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(b)          in the case of Navigator:

c/o Steelhead Partners, LLC

333 – 108th Avenue NE, Suite 2010

Bellevue, WA 98004

Attention: General Counsel

Tel: (425) 974-3788

Fax: (425) 974-3799

(e)          in the case of Odyssey:

c/o Hamblin Watsa Investment Counsel Ltd.

95 Wellington Street West

Suite 802

Toronto, ON M5J 2N7

Tel: (416) 367-4941

Fax: (416)367-4946

6.           Counterparts. This Agreement may be executed by PDF or other electronic transmission in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

7.           Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

8.           Governing Law; Submission to Jurisdiction; Forum Selection. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

IN ANY ACTION OR PROCEEDING ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY OF THE OBLIGATIONS (AS DEFINED HEREIN), THE CERX COMPANIES IRREVOCABLY (A) CONSENT AND SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK, NEW YORK, AND (B) WAIVE ANY OBJECTION WHICH SUCH PARTY MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY SUCH PROCEEDINGS BROUGHT IN ANY SUCH COURT, AND (C) WAIVE ANY CLAIM THAT SUCH PROCEEDINGS HAVE BEEN BROUGHT IN AN INCONVENIENT FORUM, AND (D) FURTHER WAIVE THE RIGHT TO OBJECT WITH RESPECT TO SUCH PROCEEDINGS THAT SUCH COURT DOES NOT HAVE ANY JURISDICTION OVER SUCH PARTY. THIS FORUM SELECTION AGREEMENT APPLIES NO MATTER WHAT THE FORM OF ACTION, WHETHER IN REM, IN PERSONAM, OR ANY OTHER, OR WHETHER BASED ON ANY STATUTE, RULE, OR REGULATION, NOW EXISTING OR HEREAFTER ENACTED.

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EACH CERX COMPANY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE AT THE OPTION OF THE MAJORITY HOLDERS BY ANY ONE OF THE FOLLOWING: (A) DELIVERY IN PERSON, (B) BY COURIER, OR (C) CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SPECIFIED IN SECTION 5.

ANY PROCESS SERVED BY MAIL SHALL BE COMPLETE ON THE DATE IT IS MAILED. ANY PROCESS SERVED BY ANY OTHER MANNER AFOREMENTIONED SHALL BE COMPLETE ON THE DATE IT IS DELIVERED. THE CERX COMPANIES CONSENT TO SERVICE OF PROCESS AS AFORESAID. THE CERX COMPANIES ALSO WAIVE ANY DEFECT IN SERVICE CAUSED BY ITS FAILURE TO NOTIFY THE MAJORITY HOLDERS IN WRITING OF ANY CHANGE OF ADDRESS.

NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE MAJORITY HOLDERS TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR THE RIGHT OF THE MAJORITY HOLDERS TO BRING ANY ACTION OR PROCEEDING AGAINST ANY CERX COMPANY OR ANY CERX COMPANY’S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

9.           Waiver of Jury Trial. Each party to this Agreement hereby irrevocably waives trial by jury in any action or proceeding with respect to this Agreement.

[Remainder of page intentionally left blank; signature page follows]

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IN WITNESS WHEREOF, the CERX Companies, Navigator and Odyssey have executed this Agreement as of the date first set forth above.

STEELHEAD NAVIGATOR MASTER, L.P.

By: Steelhead Partners, LLC, its investment manager

By:	/s/ Greg Stevenson
	Name:	Greg Stevenson
	Title:	President

ODYSSEY REINSURANCE COMPANY

By: Its Investment Manager, Hamblin Watsa Investment Counsel Ltd.

By:	/s/ Paul Rivett
	Name:	Paul Rivett
	Title:	Vice President & COO

COLOMBIA ENERGY RESOURCES, INC.

By:	/s/ Edward P. Mooney
Name: Edward P. Mooney
Title: President and Chief Executive Officer

COLOMBIA CPF LLC.

By:	/s/ Edward P. Mooney
Name: Edward P. Mooney
Title: Chief Executive Officer

Energia Andina Santander Resources Coӧperative U.A.

By:	/s/ Edward P. Mooney
Name: Edward P. Mooney
Title: Manager

Energia Andina Resources España, S.L.

By:	/s/ Edward P. Mooney
Name: Edward P. Mooney
Title: Manager

Colombia Clean Power SAS

By:	/s/ Daniel F. Carlson
Name: Daniel F. Carlson
Title: Legal Representative

Exhibit A

Use of Proceeds

	Balance Due U$D	To be paid in Jan	To be paid in Feb	To be paid in March

REVENUE EXPECTED - Coal sales		36,571	45,714	45,714
PREFERRED INVESTORS 1Q 2013 WORKING CAPITAL		150,000	100,000	100,000
		186,571	145,714	145,714

MONTHLY EXPENSES SINCE JAN 1, 2013
Payroll Taxes		(10,286)	(5,714)	(5,714)
Payroll Mining		(28,571)	(28,571)	(28,571)
Payroll Bogota (Liliana)		(9,143)	(9,143)	(9,143)
Bogota Fees (Jhoenne, William, Alejandra, David)		(13,143)	(13,143)	(13,143)
Offices Rent (Bogota & Duitama)		(1,600)	(1,600)	(1,600)
Electricity, Telephone and others		(2,171)	(2,171)	(2,171)
Wood, Oil, freights and other mining expenses		(14,286)	(14,286)	(14,286)

TOTAL EXPENSES		(79,200)	(74,629)	(74,629)

BANK BALANCE TO BE USED IN ACCOUNTS PAYABLE		107,371	71,086	71,086

DETAIL FOR ACCOUNTS PAYABLEAS OF DEC 30, 2012
PAYROLL INFO

Payroll taxes	(17,143)	(17,143)	-	-
Indeminzaciones y liquidaciones personal administrativo	(62,662)	-	(12,532)	(12,532)
Indeminzaciones y liquidaciones Mineros	(45,995)	(28,000)	-	-
Indeminzaciones y liquidaciones Mineros - SUSPENDIDOS a Dic	(20,772)	-	(16,571)	-
Salarios y Honorarios de Oct a Dic - Personal Administrativo	(82,800)	(20,700)	(14,286)	(14,286)
TOTAL PAYROLL	(229,372)	(65,843)	(43,390)	(26,818)

OTHER ACCOUNTS PAYABLE
ASESORIAS JURIDICO MINERAS LTDA	(9,260)	-	-	-
ASOCIACION CONSEJO DE EMPRESAS AMERICANAS	(5,838)	-	-	-
AXESAT SA	(5,226)	-	-	-
BAEZ GAYON JOSE LEONEL	(695)	(695)	-	-
BEKE SANTOS COLOMBIA SAS	(1,200)	-	-	-
BIG PASS SA	(65)	-	-	(65)
BLANCO ZAMORA RAFAEL	(937)	-	(937)	-
BRIGARD & URRUTIA ABOGADOS S.A	(528)	-	-	-
CAB EXPRESS SAS	(566)	-	-	(566)
CAMARA COLOMBIANA DE MINERIA	(3,429)	(1,143)	(1,143)	(1,143)
CARLOS FRANCISCO ALDANA SIERRA	(4,573)	(2,286)	(2,287)	-
CIFUENTES GUIO LUIS EDUARDO	(708)	-	(708)	-
COLOMBIAN COAL SA	(689)	-	-	-
DIEQUIPOS LTDA	(1,329)	-	(1,329)	-
ESTUDIO LEGAL - ABOGADOS & CONSULTORES S.A.S	(4,496)	-	-	-
FERRICENTROS SAS	(1,120)	-	-	-
GEOMINAS S.A.	(70,151)	-	-	-
GONZALEZ GONZALEZ ANTONIO MARIA	(2,495)	(2,495)	-	-
HUMAN CAPITAL OUTSOURCING S.A	(11,268)	-	-	(5,634)
JARDINES URBANOS LTDA	(276)	-	-	(276)
LADINO MIGUEL ANTONIO	(1,829)	(1,829)	-	-
M & L PORTEX SAS.	(50,400)	-	-	(4,200)
MARIA CAROLINA MARTINEZ	(819)	-	-	-

MARINA ELVIRA DIAZ DE CALDERON	(23,772)	-	-	(5,943)
MCA AUDITING & ACCOUNTING SAS	(21,630)	-	-	(2,163)
MORENO RAUL	(6,857)	-	-	(1,714)
MINERIA POLACA SA	(16,807)	-	-	-
NIÑO VEGA MARCO AURELIO	(878)	(878)	-	-
NYDIA ESPERANZA VELANDIA UYABAN	(14,286)	-	-	(5,714)
PEDRO ANTONIO CALDERON -ESTACION DE SERVICIO SAN CAYETANO	(4,571)	(3,200)	(1,371)	-
PEREZ MESA JOSE BENJAMIN	(396)	(396)	-	-
PRIETO AVELLA ROSA DORIS - UNIVERSAL DE TORNILLOS Y RACORES	(196)	(196)	-	-
PROMOTORA APARTAMETNOS DANN SA	(11,899)	-	-	-
PROSEGUROS CORREDORES DE SEGUROS S.A	(1,480)	-	(1,480)	-
RIOS AMANDA CECILIA	(407)	(407)	-	-
S.G.S COLOMBIA S.A	(38,972)	-	(3,248)	(3,248)
SELF SOLUTIONS E.U	(1,607)	-	-	-
SICAM LTDA	(57,369)	(11,429)	(2,857)	(5,714)
SOLUCIONES MONSER EU	(3,184)	-	-	(3,184)
SOLUMINE S.A.S	(666)	(666)	-	-
SU OPORTUNO SERVICIO LTDA	(38,971)	(5,714)	(5,714)	(5,714)
VICTOR ARMANDO RAMIREZ GARCIA	(2,571)	-	-	(2,571)
WEATHERFORD COLOMBIA LTD	(28,020)	-	(2,335)	(2,335)
YEIMY RENE ALARCON PINEDA	(6,477)	(3,239)	(2,159)	(2,159)
TOTAL ACCOUNTS PAYABLE AS OF 30-12-2012	(458,914)	(34,571)	(25,569)	(52,345)

TOTAL PAYMENTS ON PAST PAYROLL/ACCOUNTS	(688,286)	(100,414)	(68,958)	(79,163)

MONTHLY CASH BALANCE		6,957	9,085	1,008

CERX Corporate Monthly

CERX Budget Monthly	Monthly	Monthly	Monthly

Item
Office Expenses (rent, utilities, phones, shipping, internet)	$2,000.00	$2,000.00	$2,000.00

Insurance	$9,566.16	$9,566.16	$9,566.16
D&O (thru Aug-13)	$6,881.41	$6,881.41	$6,881.41
Liability	$2,684.75	$2,684.75	$2,684.75

Services (minimum payments)	$15,880.00	$15,880.00	$15,880.00
Ron Vance Law	$5,000.00	$5,000.00	$5,000.00
BPM Accounting	$5,000.00	$5,000.00	$5,000.00
Intertrust - Coop Representation	$2,000.00	$2,000.00	$2,000.00
Cuatrecasas - Spanish ETV legal	$1,000.00	$1,000.00	$1,000.00
Precision IR	$130.00	$130.00	$130.00
Vintage Filings	$1,500.00	$1,500.00	$1,500.00
Interwest Transfer	$1,250.00	$1,250.00	$1,250.00

Staffing	$9,000.00	$9,000.00	$9,000.00

Travel (as needed)	$2,000.00	$1,500.00	$1,500.00

Misc	$5,000.00	$2,500.00	$2,500.00

Total	$43,446.16	$40,446.16	$40,446.16

			124,338

Exhibit B

Mining Titles

ITEM	Mining Title	Registered Title Holder	Date of Inscription in the NMR /Duration of the Contract	Competent Mining Authority	Area/Jurisdiction	Contractual Stage
1	EAU-131	COLOMBIA CLEAN POWER S.A.S.	Nov 18, 2003 30 years	NMA: Nobsa	510 hecs and 7.208m2. Municipality of Otanche, Department of Boyacá.	Third year of exploration phase

2	ECB-121	COLOMBIA CLEAN POWER S.A.S.	Nov 6, 2003 30 years	NMA: Nobsa	1.460 hecs and 5.794,5 m2. Municipality of Otanche, Department of Boyacá.	Third year of exploration phase

3	FCF-142	COLOMBIA CLEAN POWER S.A.S.	April 20, 2006 30 years	NMA: Nobsa	1.312 hecs and 7.619 m2 Municipality of Otanche, Department of Boyacá and Municipality of Bolívar, Department de Santander.	Exploration phase. It was extended for two years until April 19, 2011. A new extension request for 2 years has been requested and the mining authority has not decided on this matter.

4	GG7-111	ENERGIA ANDINA SANTADER RESOURCES S.A.S.	February 12, 2008 30 years	NMA: Bucaramanga.	2.300 hecs Municipalities of Betulia and San Vicente de Chucuri, Department of Santander.	Exploration phase. It was extended for two years until February 11, 2013.

5	GG7-11522X	ENERGIA ANDINA SANTADER RESOURCES S.A.S.	February 8, 2008 30 years	NMA: Bucaramanga.	374 hecs and 3,500m2 Municipality of San Vicente de Chucuri, Departament of Santander.	Fourth year of exploration phase.

6	FI6-142	MILTON HAWARD CUBIDES BOTIA. Partial Assignment of 70% in favor of CCP is in progress. (Inscription in the NMR is pending)	March 11, 2008 30 years	NMA: Nobsa	48 hecs and 395m2 Municipality of Socota, Department of Boyacá.	Second year of the Works and Assembly phase.

7	010-91	MILTON HAWARD CUBIDES BOTIA (30%) AND COLOMBIA CLEAN POWER S.A.S (70%). (Inscription in the NMR is pending)	July 13, 1991 10 years, extended to 10 additional years (until November 13, 2012)	NMA: Nobsa	24 hecs with 5.000m2 Municipality of Socota, Department of Boyacá.	Last year of the exploitation phase.

8	FI7-081	DAIRO RUBEN HERRERA PÉREZ y ARIEL SALCEDO LEAL. The NMA has not decided on the total assignment of the title in favor of CCP.	February 4, 2009 30 years	NMA: Nobsa	17 hecs and 4.031m2 Municipality of Socotá, Department of Boyacá.	First year of the Works and Assembly phase.

Exhibit C

Other Assets

Asset	Quantity	Description	Location	Current value Cop$	Owner	Insurance
Camps		Containers used for rooms, offices, kitchen, dining room and toilets.	Socotá - Boyacá	375.982.722	Colombia Clean Power S.A.S.
Electric Plant – Generator		Caterpillar INC de 250 KVA, 90 KVA.	Socotá – Boyacá	71.129.194	Colombia Clean Power S.A.S.
Sub-station		125 KVA	Socotá – Boyacá	88.004.127	Colombia Clean Power S.A.S.
Compressors		Compresor Mobilair, modelo M100. Compresor Mobilair, modelo M50	Socotá – Boyacá	99.468.436	Colombia Clean Power S.A.S.
Winch (Malacate)		Malacate electrico de 50 HP	Socotá – Boyacá	30.567.586	Colombia Clean Power S.A.S.
Pumps		Sumergibles de 15 HP	Socotá – Boyacá	24.306.071	Colombia Clean Power S.A.S.
Fans		Axiales de 3HP	Socotá - Boyacá	67.713.549	Colombia Clean Power S.A.S.
Truck Toyota Estacas		Plates TGV 522 MODEL 2012	Socotá – Boyacá	93.307.000	Colombia Clean Power S.A.S.
Bachoe Loader		CATERPILLAR 420 E	Socotá – Boyacá	186.951.395	Colombia Clean Power S.A.S.
Truck Mazda BT 150		Plates RGU 696 MODEL 2011	Socotá - Boyacá	66.700.000	Colombia Clean Power S.A.S.

Exhibit D

Land

The real estate located in Socotá and Otanche Municipalities, Department of Boyacá, Colombia and identified with real estate registration Nos. 094-0019229, 093-24172, 093-14019 and 072-22637